Exhibit 10.36 CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS. CT1706024 – Amended and Restated A350-900 Purchase Agreement – Amendment No. 4 – EXECUTION AM4-1 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL AMENDMENT NO. 4 TO THE AMENDED AND RESTATED A350-900 PURCHASE AGREEMENT dated as of September 1, 2017 between AIRBUS S.A.S. and UNITED AIRLINES, INC. This Amendment No. 4 to the Amended and Restated A350-900 Purchase Agreement between Airbus S.A.S. and United Airlines, Inc. (hereinafter referred to as this “Amendment No. 4”) is entered into as of June 30, 2023 by and between AIRBUS S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Emile Dewoitine, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and UNITED AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 233 South Wacker Drive, Chicago, Illinois 60606, U.S.A. (hereinafter referred to as the “Buyer”). WITNESSETH: WHEREAS, the Buyer and the Seller entered into the Amended and Restated A350-900 Purchase Agreement, dated as of September 1, 2017 which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the “Agreement”, and WHEREAS, the Buyer and the Seller have agreed to amend certain terms of the Agreement as set forth herein. NOW, THEREFORE, IT IS AGREED AS FOLLOWS: 0 CONDITION PRECEDENT This Amendment No. 4 is conditional upon, and shall only enter into full force and effect, upon satisfaction by the parties of the obligations set forth in clauses (x) and (y): CT1706024 – Amended and Restated A350-900 Purchase Agreement – Amendment No. 4 – EXECUTION AM4-2 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL (x) ***, and (y) ***. The date of effectiveness of this Amendment No. 4 shall be deemed to be the earlier of the date that ***, and 30th September, 2023. ***. 1 DEFINITIONS 1.1 Additional Definitions Clause 0 (Definitions) of the Agreement shall be amended by adding the following defined terms: “ABC Legislation” means any law, regulation, embargo or restrictive measure (in each case having force of law) imposed by the United Nations, the United States of America, the European Union, the United Kingdom, any other country or any official institution or agency of any of the foregoing, in relation to anti-money laundering, anti-corruption, anti- bribery and counter terrorism financing. “Applicable Legislation” means with respect to any party, any ABC Legislation to which such party may be subject. *** “Control” means, in respect of a natural or legal person, the power of another natural or legal person to direct the affairs and/or control the composition of the board of directors or equivalent body of the first natural or legal person, and the terms “Controlling” and “Controlled” shall be construed accordingly. “Improper Benefit” has the meaning set out in Clause 22.16.2. “KYC Procedures” means any applicable “know your customer” due diligence, including, anti-money laundering, anti-corruption, anti-bribery, counter terrorism financing, sanctions or other similar checks and procedures, whether resulting from any internal requirement of the Seller or from the operation of any Applicable Legislation. “Sanctions Authority” means the Government of the United States of America (including, without limitation, the Department of State, the Department of Commerce and the Office of Foreign Assets Control (OFAC) of the US Department of the Treasury), the United Nations, the European Union, the United Kingdom or the government of any country with jurisdiction over the Seller. “Sanctioned Person” means: CT1706024 – Amended and Restated A350-900 Purchase Agreement – Amendment No. 4 – EXECUTION AM4-3 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL (a) any natural or legal person in any list of sanctioned persons of any Sanctions Authority (including the List of Specially Designated Nationals (SDN) and Sectoral Sanctions Identifications (SSI) List); or (b) any person directly or indirectly owned fifty percent (50%) or more, or Controlled by any one or several person(s) designated under (a) above. “Sanctions and Export Control Laws” means any laws or regulations that impose economic, trade or other restrictive measures, or provide for export or re-export licenses or other authorizations, in each case issued and enforced by a Sanctions Authority. “Sanctions Event” has the meaning set out in Clause 22.16.3. 1.2 Capitalized terms used herein and not otherwise expressly defined in this Amendment No. 4 shall have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment No. 4. 2 NOTICES The first paragraph of Clause 22.2 of the Agreement and the Seller’s address for notices as set forth in such Clause 22.2 are deleted and replaced as follows: “All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to an authorized officer of the party to whom the same is given or by commercial courier, express mail, certified air mail (return receipt requested), facsimile or email, at the addresses and numbers set forth below. The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, express mail, certified air mail, facsimile or other electronic transmission, the date on which sent, provided that if such date is not a Business Day notice shall be deemed to have been received on the first following Business Day, shall be deemed to be the effective date of such notice or request. The Seller will be addressed at: Airbus S.A.S. Attention: Executive Vice President, Contracts 2, rond-point Emile Dewoitine 31700 Blagnac France Telephone: *** Facsimile: *** Email: *** 3 COMPLIANCE, SANCTIONS AND EXPORT CONTROL CT1706024 – Amended and Restated A350-900 Purchase Agreement – Amendment No. 4 – EXECUTION AM4-4 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL A new Clause 22.16 shall be added to the Agreement as follows: “22.16 COMPLIANCE, SANCTIONS AND EXPORT CONTROL 22.16.1 For the purpose of this Clause 22.16, any reference to an “Affiliate” shall be deemed to include the directors, officers, agents, employees, representatives and subcontractors of such Affiliate. 22.16.2 Compliance Each party shall, ***, comply (and shall ensure that its directors, officers, agents, employees and its Affiliates comply) with any Applicable Legislation and with its obligations under this Clause 22.16. The Buyer shall provide to the Seller any information that the Seller may reasonably request from time to time in order to comply with KYC Procedures (including information relating to the Buyer’s corporate structure and ultimate beneficial ownership, and the Buyer’s sources of financing). Each party hereby represents and warrants to the other that neither it nor any of its Affiliates (or any person associated with such party or such Affiliate) has, as at the date hereof, paid, given, offered or received or agreed to pay, give, offer or receive any improper or illegal benefit (including in the form of any fee, commission, payment, salary, sponsorship, gift or other consideration) to and/or from any natural or legal person in connection with the entering into or the performance of this Agreement (an “Improper Benefit”). Each party undertakes that it will not pay, give, offer or receive or agree to pay, give, offer or receive any Improper Benefit. The parties hereby agree that if, in relation to this Agreement, ***. 22.16.3 Sanctions and Export Control Each party represents to the other as at the date hereof that neither it nor any of its Affiliates is a Sanctioned Person and undertakes at all times to conduct its business in compliance with all applicable Sanctions and Export Control Laws. If, at any time following the signature of this Agreement, (i) a party or any of its Affiliates becomes a Sanctioned Person or (ii) the performance of a party’s obligations under this Agreement would constitute a breach of Sanctions and Export Control Laws (each a “Sanctions Event”), then ***. a) *** b) ***

CT1706024 – Amended and Restated A350-900 Purchase Agreement – Amendment No. 4 – EXECUTION AM4-5 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL 22.16.4 *** 4 LETTER AGREEMENTS 4.1 Letter Agreement No. 3 dated as of 1 September 2017 to the Agreement is hereby deleted and replaced with Amended and Restated Letter Agreement No. 3 dated as of even date herewith. 4.2 Letter Agreement No. 14 to the Agreement dated as of 1 September 2017 is hereby deleted and replaced with the Amended and Restated Letter Agreement No. 14 dated as of even date herewith. 5 EFFECT OF THE AMENDMENT The Agreement shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms. This Amendment No. 4 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 4. Both parties agree that this Amendment No. 4 shall constitute an integral, non-severable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment No. 4 shall be governed by the provisions of the Agreement, except that if the Agreement and this Amendment No.4 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 4 shall govern. 6 ASSIGNMENT This Amendment No. 4 and the rights and obligations of the parties shall be subject to the provisions of Clause 21 of the Agreement. 7 CONFIDENTIALITY This Amendment No. 4 is subject to the terms and conditions of Clause 22.10 of the Agreement. 8 GOVERNING LAW The governing law of this Amendment No. 4 shall be as set forth in Clause 22.6 of the Agreement. CT1706024 – Amended and Restated A350-900 Purchase Agreement – Amendment No. 4 – EXECUTION AM4-6 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL 9 COUNTERPARTS This Amendment No. 4 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument. CT1706024 – Amended and Restated A350-900 Purchase Agreement – Amendment No. 4 – EXECUTION AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL IN WITNESS WHEREOF, this Amendment No. 4 was entered into as of the day and year first above written. UNITED AIRLINES, INC. /s/ Gerald Laderman By: Gerald Laderman Its: EVP and CFO AIRBUS S.A.S. /s/ Benoît de Saint-Exupéry By: Benoît de Saint-Exupéry Its: Executive Vice President, Contracts FROM Joan VALDERRAMA DATE 31 July 2023 OUR REFERENCE CT2306410 By email and registered mail (with confirmation receipt) COPY TO: Shelli Newton Ulrike Englert Guillaume Mille Tim Harenberg TO UNITED AIRLINES, INC. 233 South Wacker Drive, Chicago, Illinois 60606, U.S.A ATTENTION TO: Ted North Managing Director Fleet and Aircraft Procurement Email: *** COPY TO Julien Lamblin Senior Manager - Fleet Email: *** Subject: Notice *** Dear Madam/Sir, We refer to: (i) the A320 Family Purchase Agreement referenced CT1903666 dated as of December 3, 2019 between Airbus S.A.S. and United Airlines, Inc., as amended and supplemented from time to time (A320F Agreement) covering the sale by the Seller and the purchase by the Buyer of Airbus aircraft, and (ii) the Amended and Restated A350-900 Purchase Agreement referenced CT1706024 dated as of September 1, 2017 between Airbus S.A.S. and United Airlines, Inc., as amended and supplemented from time to time (A350 Agreement) covering the sale by the Seller and the purchase by the Buyer of Airbus aircraft. For the purposes of this notice, Airbus S.A.S. shall be referred to as the Seller and United Airlines, Inc. shall be referred to as the Buyer. The Seller and the Buyer entered into the agreements set forth in paragraphs (a) through (g) below (Agreements), all of which are conditional upon, and shall only enter into full force and effect, upon satisfaction by the Seller and the Buyer of certain obligations as set forth in each Agreement: (a) Amendment No. 5 dated as of June 30, 2023 to the A320F Agreement; (b) Amended and Restated Letter Agreement No. 1 dated as of June 30, 2023 to the A320F Agreement; (c) Amended and Restated Letter Agreement No. 2 dated as of June 30, 2023 to the A320F Agreement; (d) Amended and Restated Letter Agreement No. 3 dated as of June 30, 2023 to the A320F Agreement; (e) Amendment No. 4 dated as of June 30, 2023 to the A350 Agreement; (f) Amended and Restated Letter Agreement No. 3 dated as of June 30, 2023 to the A350 Agreement; and

(g) Amended and Restated Letter Agreement No. 14 dated as of June 30, 2023 to the A350 Agreement. Pursuant to Clause 0(x) of each Agreement, the Seller hereby gives notice to the Buyer that ***. With best regards, /s/ Joan Valderrama Joan VALDERRAMA September 29, 2023 From: United Airlines, Inc. 233 South Wacker Drive Chicago, IL 60606 United States of America To: Airbus S.A.S. Attention: Executive Vice President, Contracts 2, rond-point Emile Dewoitine 31700 Blagnac France *** Copy To: Joan Valderrama Shelli Newton Ulrike Englert Guillaume Mille Tim Harenberg By email and commercial courier Re: Notice *** Dear Ladies and Gentlemen, Reference is made herein to: (i) the A320 Family Purchase Agreement referenced CT1903666 dated as of December 3, 2019 between Airbus S.A.S. and United Airlines, Inc., as amended and supplemented from time to time (A320F Agreement) covering the sale by the Seller and the purchase by the Buyer of Airbus aircraft; and (ii) the Amended and Restated A350-900 Purchase Agreement referenced CT1706024 dated as of September 1, 2017 between Airbus S.A.S. and United Airlines, Inc., as amended and supplemented from time to time (A350 Agreement) covering the sale by the Seller and the purchase by the Buyer of Airbus aircraft. Page 1 of 2 For the purposes of this notice, Airbus S.A.S. shall be referred to as the Seller and United Airlines, Inc. shall be referred to as the Buyer. The Seller and the Buyer entered into the agreements set forth in paragraphs (a) through (g) below (Agreements), all of which are conditional upon, and shall only enter into full force and effect, upon satisfaction by the Seller and the Buyer of certain obligations as set forth in each Agreement: (a) Amendment No. 5 dated as of June 30, 2023 to the A320F Agreement; (b) Amended and Restated Letter Agreement No. 1 dated as of June 30, 2023 to the A320F Agreement; (c) Amended and Restated Letter Agreement No. 2 dated as of June 30, 2023 to the A320F Agreement; (d) Amended and Restated Letter Agreement No. 3 dated as of June 30, 2023 to the A320F Agreement; (e) Amendment No. 4 dated as of June 30, 2023 to the A350 Agreement; (f) Amended and Restated Letter Agreement No. 3 dated as of June 30, 2023 to the A350 Agreement; and (g) Amended and Restated Letter Agreement No. 14 dated as of June 30, 2023 to the A350 Agreement. The Buyer confirms receipt of the Seller’s notice of *** dated 31 July 2023. Pursuant to Clause 0(y) of each Agreement, the Buyer hereby gives notice to the Seller that ***. Very truly yours, United Airlines, Inc. _/s/ Eddie Gordon___________________ By: Eddie Gordon Title: Vice President, Global Procurement Page 2 of 2 CT1706024 – Amended and Restated A350-900 Purchase Agreement – EXECUTION A&R LA3-1 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL AMENDED AND RESTATED LETTER AGREEMENT NO. 3 TO THE AMENDED AND RESTATED A350-900 PURCHASE AGREEMENT As of June 30, 2023 UNITED AIRLINES, INC. 233 South Wacker Drive Chicago, Illinois 60606 USA Re: CREDIT MATTERS Dear Ladies and Gentlemen, UNITED AIRLINES, INC. (the "Buyer"), and AIRBUS S.A.S. (the "Seller"), have entered into an Amended and Restated A350-900 Purchase Agreement dated as of September 1, 2017 (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 3 (this "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Letter Agreement No. 3 dated as of 1 September 2017 to the Agreement is hereby amended and restated in its entirety to read as set forth herein. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1706024 – Amended and Restated A350-900 Purchase Agreement – EXECUTION A&R LA3-2 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL 0. CONDITION PRECEDENT This Letter Agreement is conditional upon, and shall only enter into full force and effect, upon satisfaction by the parties of the obligations set forth in clauses (x) and (y): (x) ***, and (y) ***. The date of effectiveness of this Letter Agreement shall be deemed to be the earlier of the date that ***, and 30th September, 2023. ***. 1. *** TO ALL AIRCRAFT OF A TYPE *** 1.1 *** *** 1.2 *** *** 2. *** TO CERTAIN AIRCRAFT ONLY *** 3. *** *** 4. *** *** 5. *** *** 6. *** *** 7. ASSIGNMENT CT1706024 – Amended and Restated A350-900 Purchase Agreement – EXECUTION A&R LA3-3 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement. 8. CONFIDENTIALITY This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement. 9. COUNTERPARTS This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument. CT1706024 – Amended and Restated A350-900 Purchase Agreement – EXECUTION AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller. Very truly yours, AIRBUS S.A.S. /s/ Benoît de Saint-Exupéry By: Benoît de Saint-Exupéry Its: Executive Vice President, Contracts Accepted and Agreed UNITED AIRLINES, INC. /s/ Gerald Laderman By: Gerald Laderman Its: EVP and CFO CT1706024 – Amended and Restated A350-900 Purchase Agreement – EXECUTION A&R LA14-1 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL AMENDED AND RESTATED LETTER AGREEMENT NO. 14 TO THE AMENDED AND RESTATED A350-900 PURCHASE AGREEMENT As of June 30, 2023 UNITED AIRLINES, INC. 233 South Wacker Drive Chicago, Illinois 60606 USA Re: AIRCRAFT ORDER MATTERS Dear Ladies and Gentlemen, UNITED AIRLINES, INC. (the "Buyer"), and AIRBUS S.A.S. (the "Seller"), have entered into an Amended and Restated A350-900 Purchase Agreement dated as of September 1, 2017 (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 14 (this "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Letter Agreement No. 14 dated as of 1 September 2017 to the Agreement is hereby amended and restated in its entirety to read as set forth herein. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement. Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1706024 – Amended and Restated A350-900 Purchase Agreement – EXECUTION A&R LA14-2 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL 0. CONDITION PRECEDENT This Letter Agreement is conditional upon, and shall only enter into full force and effect, upon satisfaction by the parties of the obligations set forth in clauses (x) and (y): (x) ***, and (y) ***. The date of effectiveness of this Letter Agreement shall be deemed to be the earlier of the date that ***, and 30th September, 2023. ***. 1. *** 1.1 The Seller offers the Buyer the *** certain Aircraft under the Agreement (the “***”), subject to the following terms and conditions: (i) The *** is only granted to the Buyer for *** of the Aircraft which are included in the Buyer’s *** order of *** Aircraft, as follows (each a “***”): a. Aircraft ***, b. *** Aircraft with a Scheduled Delivery ***, c. *** Aircraft with a Scheduled Delivery ***, d. *** Aircraft with a Scheduled Delivery ***, e. *** Aircraft with a Scheduled Delivery ***, f. *** Aircraft with a Scheduled Delivery ***. (ii) The Buyer will give *** a one-time written notice of *** on a date falling between *** and *** (the “***”). Such notice shall identify all of the *** with respect to which the Buyer ***. (iii) Any *** for which the (x) *** or (y) *** under the conditions set out in this Clause 1 shall be referred to as “***” and the order for such particular Aircraft will be deemed ***, and the terms of this Clause 1 hereof shall apply. (iv) Any *** for which the Buyer has *** under the conditions set out in this Clause 1 shall remain an Aircraft under the Agreement, and the Buyer’s *** with respect to such Aircraft shall lapse. (v) Should the Buyer not *** its *** pursuant to this Clause, the Buyer’s *** will lapse with respect to all ***, and the Buyer and ***. CT1706024 – Amended and Restated A350-900 Purchase Agreement – EXECUTION A&R LA14-3 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL (vi) Notwithstanding the *** set out in this Clause 1.1, the Buyer grants the Seller a *** to *** the *** (the “***”). (vii) The Seller will give *** a one-time written notice of its desire *** on a date falling not later than *** (the “***”). Such notice shall identify all of the *** with respect to which the Seller wishes to ***. (viii) Should the Seller *** its *** pursuant to this Clause, the *** in respect of the *** shall be considered void and of no effect. The *** defined under Clause 1.1(i) a. to f. shall be understood to be revised by *** and the *** shall be reduced accordingly. (ix) Should the Seller not *** its Seller’s *** pursuant to this Clause, the Seller’s *** will lapse with respect to all ***. 1.2 Should the Buyer or the Seller *** the *** or the ***, respectively, with respect to ***, which shall in such case be Aircraft ***, then: (i) the *** made by the Buyer with respect to such *** and shall apply ***, without the ***. Upon *** of the *** or ***, *** will *** under this Agreement with respect to any such ***, and (ii) the *** advanced under the *** of even date hereof at the *** (as such terms are defined in such Financing Letter Agreement) shall ***. 1.3 Should the Buyer or the Seller *** the *** or the ***, respectively, with respect to ***, then *** with respect to any such *** and shall apply *** scheduled under ***. Upon *** of the *** or *** will *** under this Agreement with respect to any such ***. For the avoidance of doubt, any *** for *** which have become *** shall not be used to *** of the Agreement. 1.4 The exercise of the *** or *** shall not in any way be deemed *** of this Agreement or any other agreement involving Buyer or Seller. Nor shall such exercise *** in this Clause 1. 2. INTENTIONALLY LEFT BLANK 3. INTENTIONALLY LEFT BLANK 4. *** Should the Buyer or the Seller *** the *** or the ***, respectively, with respect to any of the *** in accordance with this Letter Agreement, then all *** based on a fleet size of *** A350-900 Aircraft ***, in a methodologically consistent manner. 5. ASSIGNMENT CT1706024 – Amended and Restated A350-900 Purchase Agreement – EXECUTION A&R LA14-4 AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement. 6. CONFIDENTIALITY This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement. 7. COUNTERPARTS This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument. CT1706024 – Amended and Restated A350-900 Purchase Agreement – EXECUTION AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller. Very truly yours, AIRBUS S.A.S. /s/ Benoît de Saint-Exupéry By: Benoît de Saint-Exupéry Its: Executive Vice President, Contracts Accepted and Agreed UNITED AIRLINES, INC. /s/ Gerald Laderman By: Gerald Laderman Its: EVP and CFO